UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 3, 2016

SPARTON CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Ohio	1-1000	38-1054690
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

425 Martingale Road
Suite 1000
Schaumburg, Illinois	60173-2213
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (847) 762-5800
N/A
(Former Name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
On May 3, 2016, Sparton Corporation, an Ohio corporation (the “Company”), issued a press release (the “Press Release”) announcing the financial results of the third quarter of fiscal year 2016.
The foregoing description of the Press Release is qualified in its entirety by reference to the Press Release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information set forth herein, including Exhibit 99.1, is furnished pursuant to Item 2.02-Regulation FD Disclosure and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section nor shall the information be deemed incorporated by reference in any filing of the Company, except as shall be expressly set forth by specific reference in such filing.
ITEM 7.01 Regulation FD Disclosure
The Company is holding a call on Wednesday, May 4, 2016 at 10:00 a.m. CDT/11:00 a.m. EDT to discuss its fiscal year 2016 third quarter financial results.
To participate, callers should dial (888) 221-1894. Participants should dial in at least 5 minutes prior to the start of the call.
A Web presentation link, including the slide presentation which will accompany the call, will also be available at: http://tinyurl.com/gkqsdwm.
A replay of the call will be available on Sparton’s Web site: http://www.sparton.com in the “Investors” section.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

Exhibit 99.1	Press Release dated May 3, 2016 issued by Sparton Corporation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPARTON CORPORATION

Dated: May 3, 2016	By:	/s/ JOSEPH J. HARTNETT
Joseph J. Hartnett, Interim President and Chief Executive Officer

Index to Exhibits
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

Exhibit 99.1	Press Release dated May 3, 2016 issued by Sparton Corporation